TrimTabs ETF Trust

TrimTabs U.S. Free-Cash-Flow ETF (FCFD)
TrimTabs Intl Free-Cash-Flow ETF (FCFI)

Supplement dated March 4, 2016
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated January 28, 2016

1.	All references to “1350 Avenue of the Americas, Suite 248, New York, NY 10019” are replaced with “1345 Avenue of the Americas, 2nd Floor, New York, NY 10105.”

2.	All references to Theodore M. Theodore as the “Executive Vice President” of TrimTabs Asset Management, LLC are replaced with “Vice Chairman.”

3.	In the Statement of Additional Information, the table titled “Officers” in the “Management of the Funds” section is replaced with the following:

Officers

Name, Address, Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation During Past 5 Years
Theodore M. Theodore YOB: 1940	Vice President	Since 2015	Vice Chairman and Chief Investment Officer, TrimTabs Asset Management, LLC (2015-Present); Senior Managing Director, Quantitative Analysis Services (2014 – Present); Managing Partner, Horizons Advisory (2012 – 2014); Co-Chief Investment Officer, Avatar Associates (1989 – 2012).
Jeffrey Lazar YOB: 1959	Chief Compliance Officer, Anti-Money Laundering Officer and Principal Financial Officer	Since 2016	Chief Operating Officer and Chief Compliance Officer, TrimTabs Asset Management, LLC (2016-Present); Chief Operating Officer, Dasoma Capital Management LLC (2014-2016); Chief Financial Officer, Everkey Global Partners (2008-2014).

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